UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2001

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On December 23, 2003, MGI PHARMA, INC. (the “Company”) filed a current report on Form 8-K to disclose amendments dated May 22, 2001 and November 14, 2003 to its license agreement with Helsinn Healthcare SA (“Helsinn”), and an amendment dated November 14, 2003 to its supply and purchase agreement with Helsinn Birex Pharmaceuticals Ltd, which were subject to a pending confidential treatment request filed with the Securities and Exchange Commission (the “SEC”) and attached with redactions as Exhibits 99.1 through 99.3 of the current report. The license agreement and supply and purchase agreement were previously disclosed as Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K dated April 25, 2001.

As a result of the SEC’s review of the Company’s confidential treatment request, the Company hereby attaches these three amendments with revised redactions as Exhibits 99.1 through 99.3 of this current report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1	*Amendment No. 1 to the License Agreement, dated May 22, 2001, between Helsinn Healthcare SA and MGI PHARMA, INC.

99.2	*Amendment No. 2 to the License Agreement, dated November 14, 2003, between Helsinn Healthcare SA and MGI PHARMA, INC.

99.3	*Amendment No. 1 to the Supply and Purchase Agreement, dated November 14, 2003, between Helsinn Birex Pharmaceuticals Ltd. and MGI PHARMA, INC.

*	Pursuant to Rule 24-b of the Securities Exchange Act of 1934, as amended, confidential portions of Exhibits 99.1 through 99.3 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 26, 2004	MGI PHARMA, Inc.

	By:	/s/ William C. Brown
William C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	*Amendment No. 1 to the License Agreement, dated May 22, 2001, between Helsinn Healthcare SA and MGI PHARMA, INC.

99.2	*Amendment No. 2 to the License Agreement, dated November 14, 2003, between Helsinn Healthcare SA and MGI PHARMA, INC.

99.3	*Amendment No. 1 to the Supply and Purchase Agreement, dated November 14, 2003, between Helsinn Birex Pharmaceuticals Ltd. and MGI PHARMA, INC.

*	Pursuant to Rule 24-b of the Securities Exchange Act of 1934, as amended, confidential portions of Exhibits 99.1 through 99.3 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.